Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Goldman Sachs Asset Backed Securities Corp.
200 West Street
New York, New York 10282

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of home improvement contracts in connection with the proposed offering of Goldman Home Improvement Trust 2022-GRN1 Issuer Trust, Series 2022-GRN1. Goldman Sachs Asset Backed Securities Corp. (the “Company”) is responsible for the information provided to us, including the information set forth in the Initial Statistical Loan File and Subsequent Statistical Loan File (each as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth on the Initial Statistical Loan File and Subsequent Statistical Loan File. Additionally, Goldman Sachs & Co. LLC and GreenSky, LLC (collectively, the “Other Specified Parties” and, together with the Company, the “Specified Parties”) have agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes.  This report may not be suitable for any other purpose.  The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.  Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On May 10, 2022, representatives of the Company provided us with a computer generated data file and related record layout containing data, as represented to us by the Company, as of the close of business on May 3, 2022, with respect to 30,890 home improvement contracts (the “Preliminary Statistical Loan File”).  At the Company’s instruction, we randomly selected 155 home improvement contracts from the Preliminary Statistical Loan File (the “Initial Sample Loans”).

On May 17, 2022, at the instruction representatives of the Company, we accessed the “Company Website” (https://360.gs.com/lockbox/) and obtained a supplemental data file containing the originator for each of the Sample Loans (the “Initial Supplemental Data File”).  We were instructed to append the Preliminary Statistical Loan File with the corresponding information set forth on the Initial Supplemental Data File.  The Preliminary Statistical Loan File, as adjusted, is hereinafter referred to as the “Initial Statistical Loan File.”

On June 2, 2022, representatives of the Company provided us with a listing with respect to 24,464 home improvement contracts (the “Subsequent Home Improvement Contract Listing”).  At the Company’s instruction, we randomly selected 34 home improvement contracts from the Subsequent Home Improvement Contract Listing (the “Subsequent Sample Loans”). The Initial Sample Loans and the Subsequent Sample Loans are collectively and hereinafter referred to as the “Sample Loans.”

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Further, on June 2, 2022, representatives of the Company provided us with a computer generated data file and related record layout containing data, as represented to us by the Company, as of the close of business on May 31, 2022, with respect to 30,890 home improvement contracts (the “Additional Statistical Loan File”), including each of the 34 Subsequent Sample Loans.

On June 7, 2022, representatives of the Company provided us with a supplemental data file containing the originator for each of the Subsequent Sample Loans (the “Additional Supplemental Data File”).  We were instructed to append the Additional Statistical Loan File with the corresponding information set forth on the Additional Supplemental Data File.  The Additional Statistical Loan File, as appended, is hereinafter referred to as the “Subsequent Statistical Loan File.”

At the instruction of the Company, we performed certain comparisons and recomputations for each of the Sample Loans relating to the home improvement contract characteristics (the “Characteristics”) set forth on the Initial Statistical Loan File and Subsequent Statistical Loan File, as applicable, and indicated below.

Characteristics
1. Contract number (for informational purpose only) 2. Step up interest rate 3. State 4. Original per-amortized period	5. Original term 6. Originator 7. Origination date

We compared Characteristics 2. through 7. to the corresponding information set forth on or derived from the “Installment Loan Agreement.”

The loan documents described above and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.”  We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents.  In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Initial Statistical Loan File and Subsequent Statistical Loan File, as applicable, were found to be in agreement with the above-mentioned Loan Documents.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the home improvement contracts underlying the Initial Statistical Loan File or Subsequent Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the home improvement contracts or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.  We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”).  An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed.  We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Initial Statistical Loan File or Subsequent Statistical Loan File.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA.  Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

June 17, 2022